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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FOURTH-QUARTER AND FULL-YEAR 2023 FINANCIAL RESULTS

AND INTRODUCES 2024 FINANCIAL GUIDANCE

●
Fourth quarter GAAP diluted EPS of $0.13.
●
Solid fourth quarter financial results in line with the Company’s guidance provided on November 13, 2023.
●
Fourth quarter non-GAAP diluted EPS of $0.66, reflects:

●
$0.05 of acquisition-related expenses and adjustments,

and
● an estimated $0.70 to $0.75 from the cybersecurity incident.
●
Introduces guidance for full-year 2024 non-GAAP diluted EPS of $5.00 to $5.16,

reflecting growth of 11% to
15% compared with 2023, and full-year 2024 Adjusted EBITDA growth of more than 15%.
MELVILLE, N.Y.,

February 27, 2024 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the fourth quarter and full year
ended December 30, 2023.
“We are pleased with our performance in the fourth quarter and for the full year 2023,

which was in line with our
expectations and reflects

a solid recovery from last year’s cybersecurity incident,” said Stanley M. Bergman, Chairman of the
Board and Chief Executive Officer of Henry Schein. “Our fourth quarter financial results included strong growth in our
Technology and Value-Added

Services businesses, and in global sales of implants and biomaterials largely driven by
acquisitions, and were negatively impacted by higher-than-usual acquisition-related expenses and adjustments,” Mr.
Bergman said.
“The 2024 guidance we are introducing today reflects our continued confidence in the stability of the underlying
markets we serve,

our recovery efforts from the cybersecurity incident, and the execution of our

Strategic Plan.

For 2024,
while we expect to have some short-term residual impact on merchandise sales from the incident, we believe we will
continue to strengthen our leading market position.

We are also introducing Adjusted EBITDA guidance as we believe this provides investors with an additional metric that reflects

the performance of the business as we pivot to higher-growth, higher-margin products and services.” Mr. Bergman added, “We believe we are well positioned to grow the business in line with our financial goals of high-single-digit to low-double-digit operating income and earnings per share by continuing to
execute on our BOLD+1 Strategic Plan.”

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1
Fourth-Quarter 2023 Financial Results
●
Total

net sales

for the quarter were $3.0 billion, a decrease of 10.5%

compared with the fourth quarter of 2022. This
reflects an internal sales decrease of 12.0%,

calculated at constant foreign exchange rates, excluding sales from acquisitions, and adjusting for the extra week in 2022.

●
Total net sales reflect an estimated reduction of $350 million to $400 million, or 10% to 12%, due to the cybersecurity incident.
●
Fourth-quarter sales and internal sales growth are summarized below and included in detail as Exhibit A
1
.
Sales
($ Billion)
Internal
Growth/(Decrease)
(%)
Global Dental $1.8 (10.9%)

Merchandise
$1.3 (11.3%)

Equipment
$0.5 (9.7%)
Global Medical $1.0 (17.0%)
Global Technology and Value

-Added Services
$0.2 7.1%
TOTAL SALES $3.0 (12.0%)

●
GAAP net income
2

for the quarter was $18 million, or $0.13 per diluted share
5
, which includes acquisition expenses
and acquisition-related adjustments
4

of $0.05 per diluted share. Fourth-quarter 2022 GAAP

net income was $47
million, or $0.34 per diluted share, which includes acquisition expenses and acquisition-related adjustments
4

of $0.02
per diluted share.
●
Non-GAAP net income
2
for the quarter was $86 million, or $0.66 per diluted share
5
, which includes acquisition
expenses and acquisition-related adjustments
4

of $0.05 per diluted share. Fourth-quarter 2022

non-GAAP net income
was $184 million, or $1.35 per diluted share, which includes acquisition expenses and acquisition-related
adjustments
4

of $0.02 per diluted share. of the Company’s reconciliation of GAAP net income to non-GAAP net income is summarized in detail as Exhibit B.
●
GAAP and non-GAAP net income

were negatively impacted by an estimated $0.70 to $0.75 per diluted share,
attributable to the business interruption impact and recovery from the cybersecurity incident.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
exchange rates, excluding sales for acquisitions, and adjusting for the extra week in 2022.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for Adjusted EBITDA for the fourth quarter and full-year 2023. The Company will calculate full-year

2024 Adjusted EBITDA in the same manner.
4

See Exhibit D for details of acquisition expense and acquisition-related adjustments included in GAAP and non-GAAP

net income.
5
Reference to diluted EPS refers to diluted EPS attributable to Henry

Schein, Inc.

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Full-Year

2023 Financial Results
●
Total

net sales

for 2023 were $12.3 billion, a decrease of 2.4%

compared with 2022. This reflects an internal sales
decrease of 4.4%, calculated at constant foreign exchange rates,

excluding sales from acquisitions, and adjusting for
the extra week in 2022. The Company’s 2023 sales and internal sales growth are summarized below and included in
detail as Exhibit A
1
.
Sales
($ Billion)
Internal

Growth/(Decrease)
1
(%)
Global Dental $7.5 (1.4%)

Merchandise
$5.8 (1.6%)

Equipment
$1.7 (0.9%)
Global Medical $4.0 (11.2%)
Global Technology and Value

-Added Services
$0.8 7.2%
TOTAL SALES $12.3 (4.4%)
●
GAAP net income
2

for 2023 was $416 million, or $3.16 per diluted share
5
, which includes acquisition expenses and
acquisition-related adjustments
4

of $0.09 per diluted share. 2022 GAAP net income was

$538 million, or $3.91 per
diluted share, which includes

net favorable acquisition expenses and acquisition-related adjustments
4

of $0.02 per
diluted share.
●
Non-GAAP net income
2
for 2023 was $593 million, or $4.50 per diluted share
5
, which includes acquisition expenses
and acquisition-related adjustments
4

of $0.09 per diluted share. 2022 non-GAAP net income was $741 million, or
$5.38 per diluted share, which includes

net favorable acquisition expenses and acquisition-related adjustments
4

of
$0.02 per diluted share. The Company’s reconciliation of GAAP net income to non-GAAP net income is summarized in detail as Exhibit B.
●
GAAP and non-GAAP net income

are negatively impacted by an estimated $0.70 to $0.75 per diluted share,
attributable to the business interruption impact and recovery from the cybersecurity incident.
Capital Deployment
To accelerate the implementation of its 2022-2024 BOLD+1 Strategic Plan, the Company invested $287 million in highly complementary business acquisitions during the fourth quarter of 2023 and $955 million for the full year.

During the fourth quarter of 2023, the Company repurchased approximately

692,000 shares of its common stock at
an average price of $72.32 per share,

for a total of $50 million. The impact of the repurchase of shares on fourth-quarter
diluted EPS was immaterial.

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For the full year of 2023, the Company repurchased approximately 3.2 million shares of its common stock at an
average price of $77.80 per share, for a total of $250 million. The impact of the repurchase of shares on the full year diluted
EPS was also immaterial.

At year-end, Henry Schein had approximately $265 million authorized and available for future stock repurchases.
2024 Financial Guidance
Henry Schein today introduced financial guidance for 2024. Guidance is for current continuing operations as well as
announced acquisitions and does not include the impact of future share repurchases, potential future acquisitions,
restructuring and integration expenses, amortization expense of acquired intangible assets, certain expenses directly
associated with the cybersecurity incident or any potential insurance claim recovery. This guidance also assumes that foreign
currency exchange rates remain generally consistent with current levels and that end markets remain consistent with current
market conditions:
●
2024 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is expected to be $5.00 to $5.16, reflecting growth of
11% to 15% compared with 2023 non-GAAP diluted EPS of $4.50.

This guidance reflects:
●
an estimated residual impact of the cybersecurity incident of approximately

$0.15 per diluted share, which
will primarily impact the first quarter,

and

●
an estimated increase in the non-GAAP effective tax rate from 23% to 25%,

or approximately $0.13 per
diluted share.
●
2024 sales growth is expected to be approximately 8% to 12% over 2023,

and reflects the expected merchandise sales
recovery subsequent to the cybersecurity incident,

and sales from the acquisitions completed in 2023.
●
2024 Adjusted EBITDA
3

is expected to increase by more than 15%.
Adjustments to 2024 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2024 diluted EPS on a non-GAAP basis and for Adjusted EBITDA,

as noted
above. The Company is not providing a reconciliation of its 2024 non-GAAP guidance to its projected 2024 diluted EPS
prepared on a GAAP basis, or its projected 2024 Adjusted EBITDA to net income prepared on a GAAP basis. This is
because the Company is unable to provide without unreasonable effort an estimate of integration and restructuring costs
related to an ongoing initiative to drive operating efficiencies and certain expenses directly associated with the cybersecurity
incident,

including the corresponding tax effect, that will be included in the Company’s 2024 diluted EPS and net income prepared on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of
predicting the occurrence, magnitude, financial impact and timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

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Fourth-Quarter 2023 Conference Call Webcast
The Company will hold a conference call to discuss fourth-quarter and full-year

2023

financial results today,
beginning at 10:00 a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting www.henryschein.com/IRwebcasts. In addition, a replay will be available beginning shortly after the call
has ended for a period of one week.

The Company will be posting slides that provide a summary of its fourth-quarter

2023 financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 25,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.3 billion in 2023, and
have grown at a compound annual rate of approximately 11.5 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results,

performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as “may,”

“could,”
“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,”

“anticipate,” “to be,” “to make” or other comparable terms.

A
fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and
future prospects, is contained in documents we have filed with the

United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents
identify in detail important risk factors that could cause our actual perform ance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products (particularly technology products)

and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions,

dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations,

information systems, legal, regulatory,

compliance, financial and
human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; security risks associated with our information systems and technology products and services, such as

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cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market;

changes in the health care industry;
risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or
other service issues with our third-party shippers; general global and domestic macro-economic and political conditions, including
inflation, deflation, recession, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; geopolitical wars; failure to comply with existing and future regulatory requirements;

risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations;

failure to comply with laws and
regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or
transmissions; changes in tax legislation; risks related to product liability,

intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks,

epidemics, pandemics (such as the COVID-19
pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, and our relationships with customers,

suppliers and manufacturers; and disruptions in
financial markets.

The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedules attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, and amortization of acquisition

-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a
replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME
(in millions,

except share and per share data)

Three Months Ended
Years

Ended
December 30, December 31, December 30, December 31,
2023 2022 2023 2022
(unaudited) (unaudited)
Net sales $ 3,017 $ 3,371 $ 12,339 $ 12,647
Cost of sales 2,092 2,372 8,478 8,816
Gross profit 925 999 3,861 3,831
Operating expenses:
Selling, general and administrative 807 761 2,956 2,771
Depreciation and amortization 58 45 210 182
Restructuring and integration costs 21 121 80 131
Operating income 39 72 615 747
Other income (expense):
Interest income 5 3 17 8
Interest expense (29) (12) (87) (35)
Other, net (1) - (3) 1
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 14 63 542 721
Income taxes (1) (15) (120) (170)
Equity in earnings of affiliates, net of tax 4 3 14 15
Net income 17 51 436 566
Less: Net income attributable to noncontrolling interests 1 (4) (20) (28)
Net income attributable to Henry Schein, Inc. $ 18 $ 47 $ 416 $ 538
Earnings per share attributable to Henry Schein, Inc.:
Basic $ 0.13 $ 0.35 $ 3.18 $ 3.95
Diluted $ 0.13 $ 0.34 $ 3.16 $ 3.91
Weighted-average common

shares outstanding:
Basic 129,809,665 134,249,915 130,618,990 136,064,221
Diluted 130,743,875 135,857,950 131,748,171 137,755,670
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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HENRY SCHEIN, INC.
CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
December 30, December 31,
2023 2022
ASSETS
Current assets:
Cash and cash equivalents $ 171 $ 117
Accounts receivable, net of allowance for credit losses of $83 and $65 1,863 1,442
Inventories, net 1,815 1,963
Prepaid expenses and other 639 466
Total current assets 4,488 3,988
Property and equipment, net 498 383
Operating lease right-of-use assets 325 284
Goodwill 3,875 2,893
Other intangibles, net 916 587
Investments and other 471 472
Total assets $ 10,573 $ 8,607
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable $ 1,020 $ 1,004
Bank credit lines 264 103
Current maturities of long-term debt 150 6
Operating lease liabilities 80 73
Accrued expenses:
Payroll and related 332 314
Taxes 137 132
Other 700 592
Total current liabilities 2,683 2,224
Long-term debt 1,937 1,040
Deferred income taxes 54 36
Operating lease liabilities 310 275
Other liabilities 436 361
Total liabilities 5,420 3,936
Redeemable noncontrolling interests 864 576
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
129,247,765 outstanding on December 30, 2023 and
131,792,817 outstanding on December 31, 2022 1 1
Additional paid-in capital - -
Retained earnings 3,860 3,678
Accumulated other comprehensive loss (206) (233)
Total Henry Schein, Inc. stockholders' equity 3,655 3,446
Noncontrolling interests 634 649
Total stockholders' equity 4,289 4,095
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 10,573 $ 8,607

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)
Three Months Ended Years Ended
December 30, December 31, December 30, December 31,
2023 2022 2023 2022
(unaudited) (unaudited)
Cash flows from operating activities:
Net income $ 17 $ 51 $ 436 $ 566
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 68 52 248 212
Impairment charge on intangible assets 7 34 7 34
Impairment of capitalized software 27 - 27 -
Non-cash restructuring charges 14 93 27 93
Stock-based compensation expense 1 10 39 54
Provision for losses on trade and other accounts receivable 11 3 18 5
Benefit from deferred income taxes (16) (53) (20) (73)
Equity in earnings of affiliates (4) (3) (14) (15)
Distributions from equity affiliates 3 3 15 15
Changes in unrecognized tax benefits 5 11 10 12
Other 8 5 (3) (20)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable (255) 86 (327) (7)
Inventories 51 (117) 231 (126)
Other current assets (83) 44 (138) (52)
Accounts payable and accrued expenses 114 35 (56) (96)
Net cash provided by (used in) operating activities (32) 254 500 602
Cash flows from investing activities:
Purchases of property and equipment (39) (29) (147) (96)
Payments related to equity investments and business acquisitions, net of cash acquired (287) (31) (955) (158)
Proceeds from loan to affiliate 2 2 6 11
Settlements for net investment hedges 22 - 22 -
Capitalized software costs (10) (9) (40) (32)
Other (15) 2 (21) (1)
Net cash used in investing activities (327) (65) (1,135) (276)
Cash flows from financing activities:
Net change in bank credit lines 251 (3) 153 48
Proceeds from issuance of long-term debt 210 105 1,368 270
Principal payments for long-term debt (11) (1) (468) (59)
Debt issuance costs - - (3) -
Proceeds from issuance of stock upon exercise of stock options - - 1 2
Payments for repurchases and retirement of common stock (50) (285) (250) (485)
Payments for taxes related to shares withheld for employee taxes - (2) (34) (32)
Distributions to noncontrolling shareholders (6) (3) (47) (21)
Acquisitions of noncontrolling interests in subsidiaries - (5) (19) (38)
Net cash provided by (used in) financing activities 394 (194) 701 (315)
Effect of exchange rate changes on cash and cash equivalents (30) (1) (12) (12)
Net change in cash and cash equivalents 5 (6) 54 (1)
Cash and cash equivalents, beginning of period 166 123 117 118
Cash and cash equivalents, end of period $ 171 $ 117 $ 171 $ 117
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Fourth Quarter Sales
Henry Schein, Inc.
2023 Fourth Quarter
Sales Summary
(in millions)
(unaudited)
Q4 2023 over Q4 2022
Local Currency Growth
Global Q4 2023 Q4 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,348 $ 1,474 -11.3% 4.4% -3.5% -10.4% 1.9% -8.5%
Dental Equipment 454 533 -9.7% 0.0% -6.3% -16.0% 1.2% -14.8%
Total Dental 1,802 2,007 -10.9% 3.2% -4.2% -11.9% 1.7% -10.2%
Medical 1,003 1,177 -17.0% 6.4% -4.4% -15.0% 0.1% -14.9%
Total Health Care Distribution 2,805 3,184 -13.1% 4.5% -4.4% -13.0% 1.1% -11.9%
Technology and Value

-Added Services
212 187 7.1% 8.4% -2.8% 12.7% 0.7% 13.4%
Total Global $ 3,017 $ 3,371 -12.0% 4.7% -4.3% -11.6% 1.1% -10.5%
Local Currency Growth
North America Q4 2023 Q4 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 770 $ 920 -11.9% 0.1% -4.5% -16.3% 0.0% -16.3%
Dental Equipment 283 348 -12.5% 0.0% -6.1% -18.6% 0.0% -18.6%
Total Dental 1,053 1,268 -12.1% 0.1% -4.9% -16.9% -0.1% -17.0%
Medical 977 1,160 -17.0% 5.8% -4.5% -15.7% 0.0% -15.7%
Total Health Care Distribution 2,030 2,428 -14.4% 2.8% -4.7% -16.3% -0.1% -16.4%
Technology and Value

-Added Services
186 164 6.8% 9.5% -2.9% 13.4% 0.0% 13.4%
Total North America $ 2,216 $ 2,592 -13.0% 3.2% -4.7% -14.5% 0.0% -14.5%
Local Currency Growth
International Q4 2023 Q4 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 578 $ 554 -10.4% 11.6% -1.8% -0.6% 5.0% 4.4%
Dental Equipment 171 185 -4.5% 0.0% -6.8% -11.3% 3.5% -7.8%
Total Dental 749 739 -9.0% 8.6% -2.9% -3.3% 4.6% 1.3%
Medical 26 17 -16.4% 51.6% -3.9% 31.3% 4.5% 35.8%
Total Health Care Distribution 775 756 -9.1% 9.7% -3.0% -2.4% 4.6% 2.2%
Technology and Value

-Added Services
26 23 9.8% 0.0% -2.1% 7.7% 5.8% 13.5%
Total International $ 801 $ 779 -8.6% 9.5% -3.0% -2.1% 4.6% 2.5%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
Full Year

2023
Sales Summary
(in millions)
(unaudited)
Full Year

2023 over Full Year

2022
Local Currency Growth
Global Full Year 2023 Full Year 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 5,814 $ 5,715 -1.6% 4.2% -1.0% 1.6% 0.1% 1.7%
Dental Equipment 1,725 1,758 -0.9% 1.1% -2.1% -1.9% 0.0% -1.9%
Total Dental 7,539 7,473 -1.4% 3.4% -1.3% 0.7% 0.2% 0.9%
Medical 3,994 4,451 -11.2% 2.2% -1.3% -10.3% 0.0% -10.3%
Total Health Care Distribution 11,533 11,924 -5.1% 2.9% -1.2% -3.4% 0.1% -3.3%
Technology and Value

-Added Services
806 723 7.2% 5.0% -0.8% 11.4% 0.0% 11.4%
Total Global $ 12,339 $ 12,647 -4.4% 3.1% -1.2% -2.5% 0.1% -2.4%
Local Currency Growth
North America Full Year 2023 Full Year 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 3,429 $ 3,535 -3.0% 1.5% -1.2% -2.7% -0.3% -3.0%
Dental Equipment 1,071 1,093 -1.0% 1.6% -2.1% -1.5% -0.5% -2.0%
Total Dental 4,500 4,628 -2.5% 1.6% -1.5% -2.4% -0.4% -2.8%
Medical 3,897 4,375 -11.3% 1.7% -1.3% -10.9% 0.0% -10.9%
Total Health Care Distribution 8,397 9,003 -6.8% 1.6% -1.3% -6.5% -0.2% -6.7%
Technology and Value

-Added Services
705 633 6.5% 5.7% -0.8% 11.4% 0.0% 11.4%
Total North America $ 9,102 $ 9,636 -5.9% 1.8% -1.3% -5.4% -0.1% -5.5%
Local Currency Growth
International Full Year 2023 Full Year 2022
Local Internal
Growth
Acquisition
Growth
Extra
Week
Impact
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 2,385 $ 2,180 0.7% 8.2% -0.5% 8.4% 1.0% 9.4%
Dental Equipment 654 665 -0.7% 0.0% -1.9% -2.6% 0.9% -1.7%
Total Dental 3,039 2,845 0.4% 6.3% -0.9% 5.8% 1.0% 6.8%
Medical 97 76 -9.1% 36.6% -1.0% 26.5% -0.1% 26.4%
Total Health Care Distribution 3,136 2,921 0.1% 7.2% -0.9% 6.4% 0.9% 7.3%
Technology and Value

-Added Services
101 90 12.0% 0.0% -0.6% 11.4% 0.3% 11.7%
Total International $ 3,237 $ 3,011 0.5% 6.9% -0.9% 6.5% 1.0% 7.5%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2023 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Fourth Quarter Full Year
% %
2023 2022 Growth 2023 2022 Growth
Net income attributable to Henry Schein, Inc. $ 18 $ 47 (63.2) % $ 416 $ 538 (22.7) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.13 $ 0.34 (61.8) % $ 3.16 $ 3.91 (19.2) %
Non-GAAP Adjustments
Restructuring and integration costs, net of tax and noncontrolling interests (1)
$ 11 $ 96 $ 53 $ 103
Acquisition intangible amortization, net of tax and noncontrolling interests (2)
26 19 92 78
Cybersecurity incident-professional and other fees, net of tax

(3)
8 - 8 -
Impairment of capitalized assets, net of tax (4) 19 - 19 -
Impairment of intangible assets, net of taxes and noncontrolling interests (5)
5 23 5 23
Non-GAAP adjustments to net income $ 69 $ 138 $ 177 $ 204
Non-GAAP net income attributable to Henry Schein, Inc. $ 86 $ 184 (53.0) % $ 593 $ 741 (20.0) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 0.66 $ 1.35 (51.1) % $ 4.50 $ 5.38 (16.4) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring and Integration Costs
The following table presents details of our restructuring and integration costs:
Fourth Quarter Full Year
2023 2022 2023 2022
Restructuring and integration costs - pre-tax, as reported $ 21 $ 121 $ 80 $ 131
Income tax benefit (5) (24) (20) (27)
Amount attributable to noncontrolling interests (5) (1) (7) (1)
Restructuring and integration costs, net $ 11 $ 96 $ 53 $ 103
Q4 2023 restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Fourth Quarter Full Year
2023 2022 2023 2022
Acquisition intangible amortization - pre-tax, as reported $ 43 $ 31 $ 151 $ 126
Income tax benefit (11) (7) (38) (31)
Amount attributable to noncontrolling interests (6) (4) (21) (16)
Acquisition intangible amortization, net $ 26 $ 19 $ 92 $ 78
(3)

Represents one time professional and other fees of $11

million ($8 million, net of taxes) related to
our Q4 2023 cybersecurity incident.
(4)

Represents impairment of certain capitalized asset costs of $27 million

($19 million, net of taxes)
recorded during Q4 2023.
(5)

The following table presents details of impairment charges

recorded in relation to certain intangible
assets:
Fourth Quarter and
Full Year
2023 2022
Impairment charges - pre-tax, as reported $ 7 $ 34
Income tax benefit (2) (9)
Amount attributable to noncontrolling interests - (2)
Impairment charges, net $ 5 $ 23

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Exhibit C
Henry Schein, Inc.
2023 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Fourth Quarter Full Year
2023 2022 2023 2022
Net income attributable to Henry Schein, Inc. (GAAP) $ 18 $ 47 $ 416 $ 538
Income (loss) attributable to noncontrolling interests (1) 4 20 28
Net income (GAAP) 17 51 436 566
Definitional adjustments:
Interest income (5) (3) (17) (8)
Interest expense 29 12 87 35
Income taxes 1 15 120 170
Depreciation and amortization 68 52 248 212
Non-GAAP adjustments:
Restructuring and integration costs 21 121 80 131
Cybersecurity incident-professional and other fees 11 - 11 -
Impairment of capitalized assets 27 - 27 -
Impairment of intangible assets 7 34 7 34
Other adjustments:
Equity in earnings of affiliates, net of tax (4) (3) (14) (15)
Adjusted EBITDA (non-GAAP) $ 172 $ 279 $ 984 $ 1,125
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i) net income (loss) attributable to noncontrolling interests (ii) interest income and expense, (iii) income taxes,

(iv)
depreciation and amortization, (v) restructuring and integration costs, (vi) cybersecurity incident-professional and other fees,

(vii)
impairment of certain capitalized assets, (viii) impairment of certain intangible assets, and

(ix) equity in earnings of affiliates.

Amounts
may not sum due to rounding.

###
Exhibit D
Henry Schein, Inc.
2023 Fourth Quarter
Acquisition Expenses and Acquisition-Related Adjustments
(in millions, except per share data)
(unaudited)
Q4 2023 YTD 2023
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (4) $ (0.03) $ (22) $ (0.15)
Acquisition-Related Fair Value

Adjustments**
(2) (0.02) 10 0.06
$ (6) $ (0.05) $ (12) $ (0.09)
Q4 2022 YTD 2022
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (3) $ (0.03) $ (9) $ (0.06)
Acquisition-Related Fair Value

Adjustments**
1 0.01 13 0.08
$ (2) $ (0.02) $ 4 $ 0.02
* Acquisition expenses include direct costs of acquisitions (primarily third-party professional fees).
** Net acquisition-related fair value adjustments include remeasurement gain resulting from the purchase of a controlling interest of a previously held equity investment, impact from non-cash assets step-up adjustments and fair value adjustments to contingent
considerations.